UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6581

Merrill Lynch Dragon Fund, Inc.

Address:  P.O. Box 9011
          Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Dragon Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/02

Date of reporting period: 01/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Dragon Fund, Inc.

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Dragon Fund, Inc.

Date: February 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Dragon Fund, Inc.

Date: February 24, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke
       Chief Financial Officer of
       Merrill Lynch Dragon Fund, Inc.

Date: February 24, 2003


<ITEM 1>


(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
December 31, 2002


Merrill Lynch
Dragon Fund, Inc.


www.mlim.ml.com


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH DRAGON FUND, INC.


Asset Allocation
As a Percentage* of
Net Assets as of
December 31, 2002


                         Percent Of
Country                  Net Assets

Singapore                    9.5%
Malaysia                     2.8
Thailand                     2.2
China                       15.8
Hong Kong                   14.9
Taiwan                      20.9
South Korea                 36.0


*Total may not equal 100%.



Merrill Lynch Dragon Fund, Inc., December 31, 2002


DEAR SHAREHOLDER


Fiscal Year in Review
For the fiscal year ended December 31, 2002, Merrill Lynch Dragon Fund Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -16.49%, -17.44%, -17.40% and -16.76%, respectively.
(Fund performance does not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.) The unmanaged benchmark Morgan Stanley Capital International (MSCI) All Country Far East (Ex-Japan) Free Index posted a return of -9.23% for the same period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Far East (Ex-Japan) Free Index and are in U.S. dollars unless otherwise noted.)

The 12 months ended December 31, 2002 proved to be a very mixed time for Asian markets. However, we remain optimistic in a long-term recovery despite the volatile environment. Confidence grew throughout most of the region during the first quarter of the fiscal year. In part this was simply a reflection of a string of positive statistics released in the United States, which pointed to the likelihood of global economic recovery during 2002. However, in many markets there were also signs of resurgence in domestic demand feeding through into better capacity utilization and, in some sectors, pricing power. The change in bias by the Federal Reserve Board in March underlined that the easing cycle in U.S. interest rates, which enabled a supportive monetary policy throughout the region, had ended.

Risk appetite was hit in the second quarter of 2002 by a combination of concerns over the strength of U.S. economic recovery and renewed volatility in global equity markets. This helped trigger a pullback in high-beta markets such as South Korea, which had been performing well on the back of expectations of global recovery. Nonetheless, Asian markets remained reasonably resilient despite significant declines in U.S. markets.

Risk appetite continued to be hit in the third quarter by a combination of concerns of a double dip in the U.S. economy and extreme volatility in global equity markets. This put pressure on high-beta markets such as South Korea, and on smaller Asian markets such as Indonesia, which are especially susceptible to increasing risk premium. Defensive markets, sectors and stocks generally outperformed during the quarter.

The Asian indexes closed a difficult year by rallying over the fourth quarter, albeit with a lesser bounce than that enjoyed by the major stock markets elsewhere in the world, which had fallen further during the preceding nine months. The majority of the gains were made in a very sharp rally in mid-October. Markets then appreciated more gently in November before ending 2002 with a disappointing December. A combination of some renewed concerns about the health of the U.S. economy, building tensions in the Middle East and related oil price strength, and unnerving activity in North Korea conspired to push markets down during the last weeks of 2002. Mainland China benefited from a robust economy, with the announcement of 8% growth for 2002; however, corporate governance and negative regulatory issues deterred investors resulting in a disappointing finish to the year.

Our largest country exposure in South Korea started the fiscal year as one of the strongest performers of the period; these gains were accompanied by a resurgence of buying from domestic investors. This quickly turned around as South Korea had a tough period in the second quarter as a result of exposure to technology and global economic activity. South Korean financial stocks were also hit by concerns over the level of credit card debt. Despite a fall in the final weeks of the year because of tensions in North Korea, the market produced overall positive returns in 2002.

Technology was a running theme in the portfolio as our position in Taiwan had a 50% technology exposure. Taiwan also experienced the rally in mid-October although the returns were insufficient to compensate for the year's disappointment.

It was a successful year for the less-developed South Asian markets, which outperformed the region and ended the year with some strong returns. The lack of liquidity in these markets gave them some insulation from the volatility experienced in global markets. Even the collapse of the Indonesian market in October after the Bali bombing, which killed many tourists, did not hamper returns.

Most of the Fund's underperformance came from the first half of 2002 as the defensive positions in South Korea and Taiwan reduced the portfolio's ability to leverage strong global markets. Our underweighted stance in the information technology sector also left the portfolio unable to take the full benefit from strong demands at the beginning of the year. Later in the year, our holding in Samsung Electronics proved to be the most resilient technology stock in Asia as most technology stocks declined. Strong returns were produced from diversification into the less cyclical chip markets and telecommunications division.

During the third quarter of 2002, we restructured the portfolio toward companies that we believed would be able to provide us with long-term outperformance. We reduced our positions in the markets of Malaysia, Indonesia and the Philippines as we believed the market environment was not conducive to providing long-term stock picking opportunities. In particular, there were a number of political issues affecting risk premium, which made stock selection difficult. We moved the weight of the portfolio to the North Asian markets from South Asia.


In Conclusion
There is much to be optimistic about in the Asian region, in our opinion. The economic fundamentals of the region continue to look attractive, supported by domestic consumption and growing global market share. Equity market valuations in the region continue to look inexpensive in a global context, while returns on capital are generally improving. As always, these markets remain vulnerable to swings in global risk aversion, and North Asia is especially exposed to technology. However, we believe that the region can continue to outperform developed markets, and if and when global equity markets become more supportive, deliver strong absolute returns.

We thank your for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Nicholas D. Moakes)
Nicholas D. Moakes
Portfolio Manager



January 30, 2003


We are pleased to announce that Nicholas Moakes has been named Portfolio Manager of Merrill Lynch Dragon Fund, Inc. and is primarily responsible for the day-to-day management of the Fund. Mr. Moakes joined Merrill Lynch Investment Managers, L.P. in 2000. Prior thereto, he was employed at Baring Asset Management from 1996 to 2000. Mr. Moakes is a CFA R charterholder.



Merrill Lynch Dragon Fund, Inc., December 31, 2002


PERFORMANCE DATA (unaudited)


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a
$10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Dragon Fund, Inc.++ Class A and Class C Shares* compared to a similar investment in MSCI All Country Far East (Ex-Japan) Free
Index++++. Values illustrated are as follow:


ML Dragon Fund, Inc.++
Class A Shares*

Date                        Value

10/21/1994**              $ 9,475.00
December 1994             $ 8,450.00
December 1995             $ 9,079.00
December 1996             $10,313.00
December 1997             $ 6,108.00
December 1998             $ 5,117.00
December 1999             $ 9,216.00
December 2000             $ 5,831.00
December 2001             $ 5,315.00
December 2002             $ 4,439.00


ML Dragon Fund, Inc.++
Class C Shares*

Date                        Value

10/21/1994**              $10,000.00
December 1994             $ 8,902.00
December 1995             $ 9,477.00
December 1996             $10,655.00
December 1997             $ 6,246.00
December 1998             $ 5,181.00
December 1999             $ 9,232.00
December 2000             $ 5,776.00
December 2001             $ 5,211.00
December 2002             $ 4,304.00


MSCI All Country Far East (Ex-Japan) Free Index++++

Date                        Value

10/31/1994**              $10,000.00
December 1994             $ 8,824.00
December 1995             $ 9,604.00
December 1996             $10,674.00
December 1997             $ 5,945.00
December 1998             $ 5,659.00
December 1999             $ 9,174.00
December 2000             $ 5,798.00
December 2001             $ 5,677.00
December 2002             $ 5,153.00



A line graph illustrating the growth of a $10,000 investment in ML Dragon Fund, Inc.++ Class B and Class D Shares* compared to a similar investment in MSCI All Country Far East (Ex-Japan) Free
Index++++. Values illustrated are as follow:


ML Dragon Fund, Inc.++
Class B Shares*

Date                        Value

12/31/1992**              $10,000.00
December 1993             $18,615.00
December 1994             $15,290.00
December 1995             $16,282.00
December 1996             $18,303.00
December 1997             $10,726.00
December 1998             $ 8,896.00
December 1999             $15,867.00
December 2000             $ 9,928.00
December 2001             $ 8,946.00
December 2002             $ 7,386.00


ML Dragon Fund, Inc.++
Class D Shares*

Date                        Value

12/31/1992**              $ 9,475.00
December 1993             $17,762.00
December 1994             $14,700.00
December 1995             $15,780.00
December 1996             $17,877.00
December 1997             $10,567.00
December 1998             $ 8,836.00
December 1999             $15,878.00
December 2000             $10,008.00
December 2001             $ 9,105.00
December 2002             $ 7,579.00


MSCI All Country Far East (Ex-Japan) Free Index++++

Date                        Value

12/31/1992**              $10,000.00
December 1993             $20,339.00
December 1994             $16,783.00
December 1995             $18,267.00
December 1996             $20,301.00
December 1997             $11,306.00
December 1998             $10,761.00
December 1999             $17,445.00
December 2000             $11,026.00
December 2001             $10,796.00
December 2002             $ 9,796.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Dragon Fund, Inc. invests primarily (at least 65% of the Fund's net assets) in developing Asia-Pacific equity and debt securities. ++++This unmanaged capitalization-weighted index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Hong Kong, Indonesia, South Korea, the Philippines, Singapore, China, Taiwan, Malaysia and Thailand that are freely purchasable by foreign investors. Effective 10/30/98, Malaysia was removed from the Index. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94.



Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/02                   -16.49%        -20.87%
Five Years Ended 12/31/02                 - 6.18         - 7.19
Inception (10/21/94) through 12/31/02      -8.84          -9.43

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/02                   -17.44%        -20.74%
Five Years Ended 12/31/02                 - 7.19         - 7.56
Ten Years Ended 12/31/02                   -2.98          -2.98

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/02                   -17.40%        -18.23%
Five Years Ended 12/31/02                 - 7.18         - 7.18
Inception (10/21/94) through 12/31/02      -9.78          -9.78

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 12/31/02                   -16.76%        -21.13%
Five Years Ended 12/31/02                 - 6.43         - 7.43
Ten Years Ended 12/31/02                   -2.21          -2.73

*Maximum sales charge is 5.25%. Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher-than-maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the inception period.
**Assuming maximum sales charge.



Merrill Lynch Dragon Fund, Inc., December 31, 2002


PERFORMANCE DATA (unaudited) (concluded)

Recent
Performance
Results




                                                                                           Ten Years/
                                                          6-Month          12-Month     Since Inception
As of December 31, 2002                                 Total Return     Total Return     Total Return
ML Dragon Fund, Inc. Class A Shares*                       -18.02%          -16.49%          -53.15%
ML Dragon Fund, Inc. Class B Shares*                       -18.59           -17.44           -26.14
ML Dragon Fund, Inc. Class C Shares*                       -18.45           -17.40           -56.96
ML Dragon Fund, Inc. Class D Shares*                       -18.18           -16.76           -20.00
MSCI All Country Far East (Ex-Japan) Free Index**          -13.92           - 9.23        -2.01/-48.48

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten-year/since inception periods are from 10/21/94 for Class
A & Class C Shares and for ten years for Class B & Class D Shares.
**This unmanaged capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Hong Kong, Indonesia, South Korea, the
Philippines, Singapore, China, Taiwan, Malaysia and Thailand that are freely purchasable by foreign investors. Effective 10/30/98, Malaysia was removed from the Index. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.


SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

                                  Shares                                                                         Percent of
COUNTRIES  Industry*               Held                 Long-Term Investments                           Value    Net Assets
China      Airlines              3,285,800   China Southern Airlines Company Limited `H'             $     895,354     0.9%

           Automobiles           4,066,800   Brilliance China Automotive Holdings Limited                  740,518      0.8

           Batteries/Battery     1,531,000   ++BYD Company Limited `H'                                   3,092,077      3.2
           Systems

           Electric Utilities       40,400   Huaneng Power International, Inc. (ADR)(a)                  1,302,092      1.3

           Energy                5,610,200   ++Xinao Gas Holdings Limited                                1,330,897      1.4

           Food, Beverage &      6,444,500   COFCO International Limited                                 1,818,052      1.9
           Tobacco               7,072,300   Global Bio-chem Technology Group Company Limited            1,881,799      1.9
                                                                                                     -------------   ------
                                                                                                         3,699,851      3.8

           Oil & Gas               990,900   CNOOC Limited                                               1,296,058      1.3

           Telecommunications    3,089,300   ++China Unicom Limited                                      2,099,570      2.1

           Utilities             3,140,200   Beijing Datang Power Generation Company Limited `H'         1,016,748      1.0

                                             Total Long-Term Investments in China                       15,473,165     15.8


Hong Kong  Agricultural          9,258,000   Euro-Asia Agricultural (Holdings) Company Limited                  12      0.0
           Operations

           Agriculture           8,405,800   Chaoda Modern Agriculture (Holdings) Limited                1,444,370      1.5

           Banks                   891,200   Bank of East Asia, Ltd.                                     1,525,636      1.5

           Diversified             392,800   Dah Sing Financial Group                                    1,989,588      2.0
           Financials              404,600   Swire Pacific Limited `A'                                   1,548,691      1.6
                                 2,583,400   Texwinca Holdings Limited                                   1,921,384      2.0
                                                                                                     -------------   ------
                                                                                                         5,459,663      5.6

           Energy               12,097,000   Wah Sang Gas Holdings Limited                               1,163,412      1.2

           Food, Beverage &      6,204,000   Tingyi (Cayman Islands) Holding Corporation                 1,610,984      1.6
           Tobacco

           Industrial              166,100   Hutchison Whampoa Limited                                   1,039,403      1.0
           Conglomerates

           Real Estate             245,037   Sun Hung Kai Properties Ltd.                                1,448,529      1.5

           Retail--Apparel         569,600   Esprit Holdings Limited                                       956,832      1.0

                                             Total Long-Term Investments in Hong Kong                   14,648,841     14.9


Malaysia   Banks                   795,800   Public Bank Berhad `Foreign'                                  544,495      0.5

           Cellular Telephones     754,600   ++Maxis Communications Berhad                               1,072,326      1.1

           Construction &           43,000   IJM Corporation Berhad                                         57,711      0.1
           Engineering

           Leisure                 444,660   Resorts World Berhad                                        1,094,098      1.1

                                             Total Long-Term Investments in Malaysia                     2,768,630      2.8


Singapore  Airlines                183,573   Singapore Airlines Limited                                  1,079,530      1.1

           Banks                   353,862   DBS Group Holdings Limited                                  2,244,152      2.3

           Diversified Companies     6,050   Haw Par Corporation Ltd.                                       11,371      0.0

           Diversified             142,100   United Overseas Bank Ltd.                                     966,722      1.0
           Financials

           Food, Beverage &      1,809,600   People's Food Holdings Limited                                772,040      0.8
           Tobacco

           Industrial            1,591,700   Sembcorp Industries Limited                                   720,372      0.7
           Conglomerates

           Media                   118,584   Singapore Press Holdings Ltd.                               1,244,294      1.3

           Transportation          725,300   DelGro Corporation Limited                                    899,046      0.9
                                 1,567,000   SembCorp Logistics Limited                                  1,418,386      1.4
                                                                                                     -------------   ------
                                                                                                         2,317,432      2.3

                                             Total Long-Term Investments in Singapore                    9,355,913      9.5




SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

                                  Shares                                                                         Percent of
COUNTRIES  Industry*               Held                 Long-Term Investments                           Value    Net Assets
South      Apparel                 107,900   Cheil Industries Inc.                                   $   1,414,649     1.4%
Korea
           Automobiles              84,030   Hyundai Motor Company Ltd.                                  1,966,049      2.0
                                   181,520   ++Kia Motors Corporation                                    1,346,803      1.4
                                                                                                     -------------   ------
                                                                                                         3,312,852      3.4

           Banks                   262,902   ++Koram Bank                                                1,640,297      1.7

           Diversified              88,100   Shinhan Financial Group Co., Ltd.                             921,074      0.9
           Financials

           Electronic Components    36,100   Samsung Electro Mechanics Co., Ltd.                         1,324,017      1.3


           Electronic Equipment     32,830   Samsung Electronics                                         8,691,556      8.9
           & Instruments

           Financial Services--    169,058   Kookmin Bank                                                5,986,624      6.1
           Commercial

           Food, Beverage &         13,000   Tong Yang Confectionery Corporation                           635,724      0.6
           Tobacco

           Medical                  48,200   LG Chem, Ltd.                                               1,649,947      1.7

           Oil & Gas               140,400   SK Corporation                                              1,550,727      1.6

           Retail                    7,200   Shinsegae Co., Ltd.                                           907,550      0.9

           Steel                    90,147   POSCO (ADR)(a)                                              2,229,335      2.3

           Telecommunication         9,500   KT Corporation                                                406,096      0.4
           Services                 94,900   KT Corporation (ADR)(a)                                     2,045,095      2.1
                                                                                                     -------------   ------
                                                                                                         2,451,191      2.5

           Telecommunications       20,870   ++KT Freetel                                                  496,213      0.5

           Wireless                 11,020   SK Telecom Co., Ltd.                                        2,127,718      2.2
           Telecommunication
           Services

                                             Total Long-Term Investments in South Korea                 35,339,474     36.0


Taiwan     Banks                 2,951,398   ++SinoPac Holdings Company                                  1,235,054      1.3
                                 2,279,000   ++Taishin Financial Holdings Co., Ltd.                      1,166,701      1.2
                                                                                                     -------------   ------
                                                                                                         2,401,755      2.5

           Chemicals             1,030,100   Formosa Plastic Corporation                                 1,350,951      1.4
                                 2,012,820   Nan Ya Plastic Corporation                                  1,736,687      1.8
                                                                                                     -------------   ------
                                                                                                         3,087,638      3.2

           Computers &             379,200   Ambit Microsystems Corp.                                    1,232,373      1.2
           Peripherals             861,604   Benq Corporation                                              963,946      1.0
                                 1,205,060   Compal Electronics Inc.                                     1,247,689      1.3
                                   253,400   Quanta Computer Inc.                                          415,410      0.4
                                                                                                     -------------   ------
                                                                                                         3,859,418      3.9

           Diversified           3,143,204   Fubon Financial Holding Co., Ltd.                           2,495,037      2.5
           Financials

           Electronic            1,397,700   ++Siliconware Precision Industries Company                    679,354      0.7
           Components

           Networking            1,081,900   ++Accton Technology Corporation                             1,104,615      1.1
           Products

           Semiconductor         1,310,149   ++Advanced Semiconductor Engineering Inc.                     768,681      0.8
           Equipment &           1,223,610   ++Taiwan Semiconductor Manufacturing Company                1,499,160      1.5
           Products              3,408,936   ++United Microelectronics Corporation, Ltd.                 2,068,696      2.1
                                                                                                     -------------   ------
                                                                                                         4,336,537      4.4

           Steel                 2,870,774   China Steel Corporation                                     1,601,755      1.6

           Telecommunications      372,500   Gemtek Technology Corp.                                       974,907      1.0

                                             Total Long-Term Investments in Taiwan                      20,541,016     20.9


Thailand   Banks                   668,400   ++Bangkok Bank Public Company Limited `Foreign'               930,487      1.0

           Telecommunications      315,789   TelecomAsia Corporation Public Company Limited
                                             (Warrants)(b)                                                       0      0.0

           Wireless              1,453,400   Advanced Info Service Public Company Limited
           Telecommunication                 (Foreign Registered)                                        1,205,546      1.2
           Services

                                             Total Long-Term Investments in Thailand                     2,136,033      2.2


           Total Investments (Cost--$109,931,083)                                                      100,263,072    102.1
           Liabilities in Excess of Other Assets                                                       (2,061,663)    (2.1)
                                                                                                     -------------   ------
           Net Assets                                                                                $  98,201,409   100.0%
                                                                                                     =============   ======


(a)American Depositary Receipts (ADR).
(b)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
++Non-income producing security.

See Notes to Financial Statements.



Merrill Lynch Dragon Fund, Inc., December 31, 2002


STATEMENT OF ASSETS AND LIABILITIES

                  As of December 31, 2002
Assets:           Investments, at value (identified cost--$109,931,083)                                      $  100,263,072
                  Foreign cash (cost--$12,431)                                                                       12,407
                  Receivables:
                     Dividends                                                             $      121,342
                     Capital shares sold                                                           92,522
                     Interest                                                                       1,106           214,970
                                                                                           --------------
                  Prepaid registration fees                                                                          29,614
                                                                                                             --------------
                  Total assets                                                                                  100,520,063
                                                                                                             --------------

Liabilities:      Payables:
                     Custodian bank                                                             1,369,984
                     Capital shares redeemed                                                      646,573
                     Investment adviser                                                            92,229
                     Distributor                                                                   39,431         2,148,217
                                                                                           --------------
                  Accrued expenses                                                                                  170,437
                                                                                                             --------------
                  Total liabilities                                                                               2,318,654
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $   98,201,409
                                                                                                             ==============

Net Assets        Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:       shares authorized                                                                          $      330,460
                  Class B Shares of Common Stock, $.10 par value, 200,000,000
                  shares authorized                                                                                 428,128
                  Class C Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                                  93,858
                  Class D Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                                 754,565
                  Paid-in capital in excess of par                                                              268,186,491
                  Accumulated realized capital losses on investments and foreign
                  currency transactions--net                                               $(161,924,333)
                  Unrealized depreciation on investments and foreign currency
                  transactions--net                                                           (9,667,760)
                                                                                           --------------
                  Total accumulated losses--net                                                               (171,592,093)
                                                                                                             --------------
                  Net assets                                                                                 $   98,201,409
                                                                                                             ==============

Net Asset         Class A--Based on net assets of $20,754,501 and 3,304,601
Value:                     shares outstanding                                                                $         6.28
                                                                                                             ==============
                  Class B--Based on net assets of $25,147,642 and 4,281,283
                           shares outstanding                                                                $         5.87
                                                                                                             ==============
                  Class C--Based on net assets of $5,433,618 and 938,584
                           shares outstanding                                                                $         5.79
                                                                                                             ==============
                  Class D--Based on net assets of $46,865,648 and 7,545,653
                           shares outstanding                                                                $         6.21
                                                                                                             ==============

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Year Ended December 31, 2002
Investment        Dividends (net of $128,766 foreign withholding tax)                                        $    2,088,545
Income:           Interest                                                                                           30,980
                                                                                                             --------------
                  Total income                                                                                    2,119,525
                                                                                                             --------------

Expenses:         Investment advisory fees                                                 $    1,290,287
                  Account maintenance and distribution fees--Class B                              388,852
                  Custodian fees                                                                  269,280
                  Transfer agent fees--Class D                                                    212,821
                  Transfer agent fees--Class B                                                    169,448
                  Account maintenance fees--Class D                                               142,834
                  Professional fees                                                               101,165
                  Accounting services                                                              99,454
                  Transfer agent fees--Class A                                                     98,076
                  Account maintenance and distribution fees--Class C                               66,457
                  Registration fees                                                                56,077
                  Printing and shareholder reports                                                 52,648
                  Directors' fees and expenses                                                     51,328
                  Transfer agent fees--Class C                                                     29,206
                  Pricing fees                                                                      2,924
                  Other                                                                           149,744
                                                                                           --------------
                  Total expenses                                                                                  3,180,601
                                                                                                             --------------
                  Investment loss--net                                                                          (1,061,076)
                                                                                                             --------------

Realized &        Realized gain on:
Unrealized           Investments (net of $6,969 withholding tax on foreign capital gains)       5,069,781
Gain (Loss)          Foreign currency transactions--net                                            74,901         5,144,682
on Investments                                                                             --------------
& Foreign         Change in unrealized appreciation/depreciation on:
Currency             Investments--net                                                        (23,753,114)
Transactions--       Foreign currency transactions--net                                             2,624      (23,750,490)
Net:                                                                                       --------------    --------------
                  Total realized and unrealized loss on investments and foreign
                  currency transactions--net                                                                   (18,605,808)
                                                                                                             --------------
                  Net Decrease in Net Assets Resulting from Operations                                       $ (19,666,884)
                                                                                                             ==============


See Notes to Financial Statements.



Merrill Lynch Dragon Fund, Inc., December 31, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Year
                                                                                                 Ended December 31,
                  Increase (Decrease) in Net Assets:                                             2002               2001
Operations:       Investment loss--net                                                     $  (1,061,076)    $    (763,658)
                  Realized gain (loss) on investments and foreign currency
                  transactions--net                                                             5,144,682      (16,862,205)
                  Change in unrealized appreciation/depreciation on investments and
                  foreign currency transactions--net                                         (23,750,490)           573,644
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from operations                       (19,666,884)      (17,052,219)
                                                                                           --------------    --------------

Capital Share     Net decrease in net assets derived from capital share transactions         (28,060,792)      (48,661,840)
Transactions:                                                                              --------------    --------------

Net Assets:       Total decrease in net assets                                               (47,727,676)      (65,714,059)
                  Beginning of year                                                           145,929,085       211,643,144
                                                                                           --------------    --------------
                  End of year*                                                             $   98,201,409    $  145,929,085
                                                                                           ==============    ==============

                  *Accumulated investment loss--net                                                    --    $    (335,354)
                                                                                           ==============    ==============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

                                                                                         Class A
The following per share data and ratios have been derived
from information provided in the financial statements.                                 For the Year
                                                                                    Ended December 31,
Increase (Decrease) in Net Asset Value:                           2002         2001         2000         1999        1998
Per Share         Net asset value, beginning of year           $   7.52     $   8.25     $  13.04     $   7.24     $   8.81
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income (loss)--net++                 (.02)          .01        (.07)          .02          .14
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.22)        (.74)       (4.72)         5.78       (1.57)
                                                               --------     --------     --------     --------     --------
                  Total from investment operations               (1.24)        (.73)       (4.79)         5.80       (1.43)
                                                               --------     --------     --------     --------     --------
                  Less dividends:
                     Investment income--net                          --           --           --           --        (.11)
                     In excess of investment income--net             --           --           --           --        (.03)
                                                               --------     --------     --------     --------     --------
                  Total dividends                                    --           --           --           --        (.14)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of year                 $   6.28     $   7.52     $   8.25     $  13.04     $   7.24
                                                               ========     ========     ========     ========     ========

Total Investment  Based on net asset value per share           (16.49%)      (8.85%)     (36.73%)       80.11%     (16.22%)
Return:*                                                       ========     ========     ========     ========     ========

Ratios to         Expenses                                        1.99%        1.66%        1.54%        1.49%        1.46%
Average                                                        ========     ========     ========     ========     ========
Net Assets:       Investment income (loss)--net                  (.32%)         .13%       (.65%)         .19%        1.78%
                                                               ========     ========     ========     ========     ========

Supplemental      Net assets, end of year (in thousands)       $ 20,755     $ 27,813     $ 36,485     $ 34,211     $ 13,961
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                            141.69%       83.65%       66.85%       88.37%       99.85%
                                                               ========     ========     ========     ========     ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch Dragon Fund, Inc., December 31, 2002


FINANCIAL HIGHLIGHTS (continued)

                                                                                         Class B
The following per share data and ratios have been derived
from information provided in the financial statements.                                 For the Year
                                                                                    Ended December 31,
Increase (Decrease) in Net Asset Value:                           2002         2001         2000         1999        1998
Per Share         Net asset value, beginning of year           $   7.11     $   7.89     $  12.61     $   7.07     $   8.58
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income (loss)--net++                 (.10)        (.07)        (.17)        (.07)          .06
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.14)        (.71)       (4.55)         5.61       (1.52)
                                                               --------     --------     --------     --------     --------
                  Total from investment operations               (1.24)        (.78)       (4.72)         5.54       (1.46)
                                                               --------     --------     --------     --------     --------
                  Less dividends:
                     Investment income--net                          --           --           --           --        (.04)
                     In excess of investment income--net             --           --           --           --        (.01)
                                                               --------     --------     --------     --------     --------
                  Total dividends                                    --           --           --           --        (.05)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of year                 $   5.87     $   7.11     $   7.89     $  12.61     $   7.07
                                                               ========     ========     ========     ========     ========

Total Investment  Based on net asset value per share           (17.44%)      (9.89%)     (37.43%)       78.36%     (17.06%)
Return:*                                                       ========     ========     ========     ========     ========

Ratios to         Expenses                                        3.03%        2.74%        2.51%        2.58%        2.54%
Average                                                        ========     ========     ========     ========     ========
Net Assets:       Investment income (loss)--net                 (1.39%)       (.93%)      (1.58%)       (.82%)         .73%
                                                               ========     ========     ========     ========     ========

Supplemental      Net assets, end of year (in thousands)       $ 25,148     $ 52,614     $ 99,097     $278,334     $206,809
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                            141.69%       83.65%       66.85%       88.37%       99.85%
                                                               ========     ========     ========     ========     ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)

                                                                                         Class C
The following per share data and ratios have been derived
from information provided in the financial statements.                                 For the Year
                                                                                    Ended December 31,
Increase (Decrease) in Net Asset Value:                           2002         2001         2000         1999        1998
Per Share         Net asset value, beginning of year           $   7.01     $   7.77     $  12.42     $   6.97     $   8.46
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income (loss)--net++                 (.10)        (.07)        (.17)        (.07)          .06
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.12)        (.69)       (4.48)         5.52       (1.50)
                                                               --------     --------     --------     --------     --------
                  Total from investment operations               (1.22)        (.76)       (4.65)         5.45       (1.44)
                                                               --------     --------     --------     --------     --------
                  Less dividends:
                     Investment income--net                          --           --           --           --        (.04)
                     In excess of investment income--net             --           --           --           --        (.01)
                                                               --------     --------     --------     --------     --------
                  Total dividends                                    --           --           --           --        (.05)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of year                 $   5.79     $   7.01     $   7.77     $  12.42     $   6.97
                                                               ========     ========     ========     ========     ========

Total Investment  Based on net asset value per share           (17.40%)      (9.78%)     (37.44%)       78.19%     (17.05%)
Return:*                                                       ========     ========     ========     ========     ========

Ratios to         Expenses                                        3.05%        2.73%        2.53%        2.56%        2.54%
Average                                                        ========     ========     ========     ========     ========
Net Assets:       Investment income (loss)--net                 (1.41%)       (.92%)      (1.60%)       (.85%)         .75%
                                                               ========     ========     ========     ========     ========

Supplemental      Net assets, end of year (in thousands)       $  5,434     $  7,565     $ 12,015     $ 26,436     $ 15,431
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                            141.69%       83.65%       66.85%       88.37%       99.85%
                                                               ========     ========     ========     ========     ========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch Dragon Fund, Inc., December 31, 2002


FINANCIAL HIGHLIGHTS (concluded)

                                                                                         Class D
The following per share data and ratios have been derived
from information provided in the financial statements.                                 For the Year
                                                                                    Ended December 31,
Increase (Decrease) in Net Asset Value:                           2002         2001         2000         1999        1998
Per Share         Net asset value, beginning of year           $   7.46     $   8.20     $  13.01     $   7.24     $   8.80
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income (loss)--net++                 (.04)        (.01)        (.09)       --++++          .11
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.21)        (.73)       (4.72)         5.77       (1.55)
                                                               --------     --------     --------     --------     --------
                  Total from investment operations               (1.25)        (.74)       (4.81)         5.77       (1.44)
                                                               --------     --------     --------     --------     --------
                  Less dividends:
                     Investment income--net                          --           --           --           --        (.09)
                     In excess of investment income--net             --           --           --           --        (.03)
                                                               --------     --------     --------     --------     --------
                  Total dividends                                    --           --           --           --        (.12)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of year                 $   6.21     $   7.46     $   8.20     $  13.01     $   7.24
                                                               ========     ========     ========     ========     ========

Total Investment  Based on net asset value per share           (16.76%)      (9.02%)     (36.97%)       79.70%     (16.38%)
Return:*                                                       ========     ========     ========     ========     ========

Ratios to         Expenses                                        2.24%        1.91%        1.76%        1.77%        1.72%
Average                                                        ========     ========     ========     ========     ========
Net Assets:       Investment income (loss)--net                  (.60%)       (.14%)       (.83%)       (.02%)        1.48%
                                                               ========     ========     ========     ========     ========

Supplemental      Net assets, end of year (in thousands)       $ 46,866     $ 57,938     $ 64,046     $ 93,352     $ 64,031
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                            141.69%       83.65%       66.85%       88.37%       99.85%
                                                               ========     ========     ========     ========     ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Dragon Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase put and call options. When the Fund sells an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price at a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



Merrill Lynch Dragon Fund, Inc., December 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Custodian bank--The Fund recorded an amount payable to the custodian bank resulting from a timing difference of security transaction settlements.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,312,551 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $83,879 has been reclassified between accumulated net realized capital losses and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Mangement, Ltd. ("MLAM UK"), an affiliate of MLIM. For the year ended December 31, 2002, no fees were paid to MLAM UK.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                            Account        Distribution
                        Maintenance Fee         Fee

Class B                      .25%               .75%
Class C                      .25%               .75%
Class D                      .25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2002, FAMD earned underwriting discounts and direct commissions, and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                 FAMD         MLPF&S

Class A                          $105         $   87
Class D                          $456         $5,510


For the year ended December 31, 2002, MLPF&S received contingent deferred sales charges of $34,057 and $7,024 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended December 31, 2002, the Fund reimbursed MLIM
$8,926 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $177,120,519 and $202,253,943, respectively.


Net realized gains (losses) for the year ended December 31, 2002 and net unrealized gains (losses) as of December 31, 2002 were as follows:


                                      Realized         Unrealized
                                       Gains             Gains
                                      (Losses)          (Losses)

Long-term investments            $     5,069,834    $   (9,668,011)
Short-term investments                      (53)                 --
Foreign currency transactions             74,901                251
                                 ---------------    ---------------
Total                            $     5,144,682    $   (9,667,760)
                                 ===============    ===============


As of December 31, 2002 net unrealized depreciation for Federal income tax purposes aggregated $11,871,618, of which $7,472,596 related to appreciated securities and $19,344,214 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $112,134,690.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $28,060,792 and $48,661,840 for the years ended December 31, 2002 and December 31, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                            8,163,629    $    58,816,648
Shares redeemed                      (8,556,868)       (62,248,420)
                                 ---------------    ---------------
Net decrease                           (393,239)    $   (3,431,772)
                                 ===============    ===============



Class A Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                           19,064,816    $   149,375,376
Shares redeemed                     (19,790,716)      (156,833,612)
                                 ---------------    ---------------
Net decrease                           (725,900)    $   (7,458,236)
                                 ===============    ===============



Class B Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                            1,690,908    $    11,307,995
Shares redeemed                      (2,996,441)       (20,513,639)
Automatic conversion of shares       (1,810,039)       (12,782,954)
                                 ---------------    ---------------
Net decrease                         (3,115,572)    $  (21,988,598)
                                 ===============    ===============



Class B Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                            2,433,819    $    17,755,203
Shares redeemed                      (5,487,972)       (39,938,584)
Automatic conversion of shares       (2,114,081)       (15,282,667)
                                 ---------------    ---------------
Net decrease                         (5,168,234)    $  (37,466,048)
                                 ===============    ===============



Class C Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                            1,241,141    $     8,412,552
Shares redeemed                      (1,381,634)        (9,569,682)
                                 ---------------    ---------------
Net decrease                           (140,493)    $   (1,157,130)
                                 ===============    ===============



Class C Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                            3,040,119    $    21,057,200
Shares redeemed                      (3,507,509)       (24,824,258)
                                 ---------------    ---------------
Net decrease                           (467,390)    $   (3,767,058)
                                 ===============    ===============



Class D Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                              275,973    $     2,042,291
Automatic conversion of shares         1,721,273         12,782,954
                                 ---------------    ---------------
Total issued                           1,997,246         14,825,245
Shares redeemed                      (2,219,416)       (16,308,537)
                                 ---------------    ---------------
Net decrease                           (222,170)    $   (1,483,292)
                                 ===============    ===============



Class D Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                            2,318,314    $    15,972,304
Automatic conversion of shares         2,026,855         15,282,667
                                 ---------------    ---------------
Total issued                           4,345,169         31,254,971
Shares redeemed                      (4,385,763)       (31,225,469)
                                 ---------------    ---------------
Net increase (decrease)                 (40,594)    $        29,502
                                 ===============    ===============




Merrill Lynch Dragon Fund, Inc., June 30, 1996


NOTES TO FINANCIAL STATEMENTS (concluded)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.


6. Distributions to Shareholders:
As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                  $            --
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                                --
Capital loss carryforward                            (159,229,381)*
Unrealized losses--net                               (12,362,712)**
                                                    ---------------
Total accumulated losses--net                       $ (171,592,093)
                                                    ===============


*On December 31, 2002, the Fund had a net capital loss carryforward of $159,229,381, of which $4,652,377 expires in 2004, $2,581,766 expires in 2005, $133,350,738 expires in 2006, and $18,644,500 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.




Merrill Lynch Dragon Fund, Inc., December 31, 2002


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Dragon Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Dragon Fund, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Dragon Fund, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 19, 2003




PORTFOLIO INFORMATION (unaudited)


As of December 31, 2002


                                        Percent of
Ten Largest Equity Holdings             Net Assets

Samsung Electronics                         8.9%
Kookmin Bank                                6.1
BYD Company Limited `H'                     3.2
Fubon Financial Holding Co., Ltd.           2.5
DBS Group Holdings Limited                  2.3
POSCO (ADR)                                 2.3
SK Telecom Co., Ltd.                        2.2
China Unicom Limited                        2.1
United Microelectronics Corporation, Ltd.   2.1
KT Corporation (ADR)                        2.1




                                        Percent of
Five Largest Industries*                Net Assets

Diversified Financials                     10.0%
Banks                                       9.5
Electronic Equipment & Instruments          8.9
Food Beverage & Tobacco                     6.8
Financial Services--Commercial              6.1


*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.




OFFICERS AND DIRECTORS

                                                                                              Number of      Other
                                                                                            Portfolios in  Director-
                      Position(s)    Length                                                  Fund Complex    ships
                          Held      of Time                                                  Overseen by    Held by
Name, Address & Age    with Fund     Served   Principal Occupation(s) During Past 5 Years      Director     Director
Interested Director

Terry K. Glenn*        President    1999 to   Chairman, Americas Region since 2001 and          117         None
P.O. Box 9011          and          present   Executive Vice President since 1983 of           Funds
Princeton,             Director     and       Fund Asset Management ("FAM") and Merrill         162
NJ 08543-9011                       1992 to   Lynch Investment Managers, L.P. ("MLIM");      Portfolios
Age: 62                             present   President of Merrill Lynch Mutual Funds
                                              since 1999; President of FAM Distributors,
                                              Inc. ("FAMD") since 1986 and Director
                                              thereof since 1991; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") since 1993; President
                                              of Princeton Administrators, L.P. since
                                              1988; Director of Financial Data Services,
                                              Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Merrill Lynch Dragon Fund, Inc., December 31, 2002


OFFICERS AND DIRECTORS (concluded)

                                                                                              Number of      Other
                                                                                            Portfolios in  Director-
                      Position(s)    Length                                                  Fund Complex    ships
                          Held      of Time                                                  Overseen by    Held by
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years      Director     Director
Independent Directors

Ronald W. Forbes       Director     2000 to   Professor Emeritus of Finance, School of        45 Funds      None
P.O. Box 9095                       present   Business, State University of New York at    54 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000.
Age: 62


Cynthia A. Montgomery  Director     2000 to   Professor, Harvard Business School since        45 Funds      Unum-
P.O. Box 9095                       present   1989.                                        54 Portfolios    Provident
Princeton,                                                                                                  Corpora-
NJ 08543-9095                                                                                               tion;
Age: 50                                                                                                     Newell
                                                                                                            Rubber-
                                                                                                            maid, Inc.


Charles C. Reilly      Director     1992 to   Self-employed financial consultant since        45 Funds      None
P.O. Box 9095                       present   1990.                                        54 Portfolios
Princeton,
NJ 08543-9095
Age: 71


Kevin A. Ryan          Director     2000 to   Founder and Director Emeritus of The Boston     45 Funds      None
P.O. Box 9095                       present   University Center for the Advancement of     54 Portfolios
Princeton,                                    Ethics and Character; Professor of
NJ 08543-9095                                 Education at Boston University from
Age: 70                                       1982 to 1999 and Professor Emeritus
                                              since 1999.


Roscoe S. Suddarth     Director     2000 to   President and Chief Executive Officer of        45 Funds      None
P.O. Box 9095                       present   the Middle East Institute from 1995 to       54 Portfolios
Princeton,                                    2001; Associate with Global Business
NJ 08543-9095                                 Access Ltd. from 1998 to 2002; Chairman
Age: 67                                       of the Board of Advisors of the Center for
                                              Contemporary Arab Studies at Georgetown
                                              University and Secretary of the American
                                              Academy of Diplomacy.


Richard R. West        Director     1992 to   Dean Emeritus of New York University,           45 Funds      Bowne &
P.O. Box 9095                       present   Leonard N. Stern School of Business          54 Portfolios    Co., Inc.;
Princeton,                                    Administration since 1994.                                    Vornado
NJ 08543-9095                                                                                               Realty
Age: 64                                                                                                     Trust;
                                                                                                            Vornado
                                                                                                            Operating
                                                                                                            Company;
                                                                                                            Alexander's
                                                                                                            Inc.


Edward D. Zinbarg      Director     1994 to   Retired.                                        45 Funds      None
P.O. Box 9095                       present                                                54 Portfolios
Princeton,
NJ 08543-9095
Age: 68


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of they year which they turn 72.




                      Position(s)    Length
                          Held      of Time
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice         1993 to   First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011          President    present   since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,             and          and       since 1999; Vice President of FAMD since 1999; Director of MLIM
NJ 08543-9011          Treasurer    1999 to   Taxation since 1990.
Age: 42                             present


Robert C. Doll, Jr.    Senior       1999 to   President and Global Chief Investment Officer of MLIM and member of the
P.O. Box 9011          Vice         present   Executive Management Committee of ML & Co., since 2001; Chief Investment
Princeton,             President              Officer, Senior Vice President and Co-Head of MLIM Americas from 1999 to
NJ 08543-9011                                 2001; Chief Investment Officer of Oppenheimer Funds, Inc. from 1987 to 1999
Age: 49                                       and Executive Vice President from 1991 to 1999.


Susan B. Baker         Secretary    2002 to   Director (Legal Advisory) of MLIM since 1999 and Vice President from
P.O. Box 9011                       present   1993 to 1999; Attorney associated with MLIM since 1987.
Princeton,
NJ 08543-9011
Age: 45


*Officers of the Fund serve at the pleasure of the Board of Directors.



Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


</ITEM 1>